Munder Tax-Free Short & Intermediate Bond Fund
Class A, B, C, K & Y Shares

Supplement Dated April 29, 2011
to Prospectus Dated October 30, 2010, as amended and restated March 10, 2011 and Summary Prospectus dated March 10, 2011

Liquidation of the Tax-Free Short & Intermediate Bond Fund

The Board of Trustees of the Munder Tax-Free Short & Intermediate Bond Fund (“Fund”) has approved the liquidation of the Fund and determined it to be in the best interests of the shareholders.

The plan of liquidation provides that the Fund will automatically redeem all of its outstanding shares as soon as practicable.  The liquidation is expected to occur on May 25, 2011 or such later date as the officers of the Fund determine.

The proceeds of the redemption will be the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund are paid or provided for.  Any applicable contingent deferred sales charges (CDSCs) will be waived for redemptions that occur on or after the date of this Supplement.  In addition, Class A shareholders who purchased their shares during the period beginning one year prior to the liquidation date through the liquidation date and who continue to hold their shares as of the liquidation date will receive a refund of any front-end sales charges paid at the time of their initial investment.

The distribution to the Fund’s shareholders of the Fund’s liquidation proceeds will be made to all shareholders of record on the date of the liquidation.  In order to prepare for and facilitate the liquidation, the Fund’s assets will be sold in an orderly fashion and reinvested in repurchase agreements or other comparable high quality money market instruments.

Liquidation proceeds will be paid entirely in cash, except in the case of individual retirement account shareholders held directly with the Munder Funds.  For those accounts, shares of the Fund will be exchanged automatically for shares of the corresponding class of the Munder Bond Fund, a fixed income mutual fund.  A prospectus for the Munder Bond Fund will be sent to affected shareholders under separate cover.

Effective April 29, 2011, the Fund will be closed to new investments.  However, the ability to redeem Fund shares remains unchanged.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE